UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: January 7, 2021
(Date of earliest event reported)

EARTHSTONE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1400 Woodloch Forest Drive, Suite 300
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
(281) 298-4246
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ESTE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On January 7, 2021, Earthstone Energy, Inc. (“Earthstone” or the “Company”), Earthstone Energy Holdings, LLC, a subsidiary of the Company (“EEH” and collectively with Earthstone, the “Buyer”), Independence Resources Holdings, LLC (“Independence”), and Independence Resources Manager, LLC (“Independence Manager” and collectively with Independence, the “Seller”) consummated the transactions contemplated in the Purchase and Sale Agreement dated December 17, 2020 (the “Purchase Agreement”) that was previously reported on Form 8-K. The Seller was unaffiliated with the Company. At the closing of the Purchase Agreement, among other things, EEH acquired (the “Acquisition”) all of the issued and outstanding limited liability company interests in certain wholly owned subsidiaries of Independence and Independence Manager (collectively, the “Acquired Entities”) for aggregate consideration consisting of the following: (i) an aggregate amount of cash from EEH equal to approximately $131.2 million (the “Cash Consideration”) and (ii) 12,719,594 shares of the Company’s Class A common stock, $0.001 par value per share (“Class A Common Stock”), issued to Independence (such shares, the “Acquisition Shares,” and such issuance, the “Stock Issuance”).

Item 1.01 Entry into a Material Definitive Agreement.

Registration Rights Agreement

On January 7, 2021, in connection with the closing of the Purchase Agreement, the Company and Independence entered into a registration rights agreement (the “Registration Rights Agreement”) relating to the Acquisition Shares and the shares of Class A Common Stock that Independence acquired from EnCap Investments L.P. and its affiliates (“EnCap”) on January 7, 2021 (collectively, the “Registrable Securities”). The Registration Rights Agreement provides that, within 60 days after January 7, 2021, the Company will file a registration statement to permit the public resale of the Registrable Securities. The Company shall cause the registration statement to be continuously effective from its effective date until all of the Registrable Securities have been disposed of in the manner set forth in the registration statement or under Rule 144 of the Securities Act, until the distribution of the Class A Common Stock does not require registration under the Securities Act, or until there are no longer any Registrable Securities outstanding.

In addition, in the event that the Company proposes to engage in an underwritten offering in which shares of Class A Common Stock are to be sold to an underwriter on a firm commitment basis for reoffering to the public, or an offering that is a “bought deal” with one or more investment banks, the Company will provide at least ten business days’ prior written notice of the proposed offering to the parties to the Registration Rights Agreement and giving such parties the right to include in the underwritten offering such number of shares of Class A Common Stock as they may request, subject to certain limitations.

Finally, in the event that holders of at least $10 million of shares of Class A Common Stock registrable under the Registration Rights Agreement elect to dispose of their Class A Common Stock under the shelf registration statement pursuant to an underwritten offering or overnight underwritten offering, the Company will notify the parties to the Registration Rights Agreement of the proposed underwritten offering or overnight underwritten offering and provide such parties the opportunity to include in the underwritten offering or underwritten overnight offering such number of shares of Class A Common Stock as they may request in writing.

The Company will pay all registration expenses incident to the performance of its obligations under the Registration Rights Agreement other than: (i) transfer taxes and fees of transfer agents and registrars; (ii) fees and expenses of counsel engaged by the selling stockholders other than certain minimal legal expenses related to the initial filing of the registration statement; and (iii) commissions and discounts of brokers, dealers and underwriters.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by the terms of the Registration Rights Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Voting Agreement

On January 7, 2021, in connection with the closing of the Purchase Agreement, Warburg Pincus Private Equity (E&P) XI – A, L.P. (“WPXI-A”), Warburg Pincus XI (E&P) Partners – A, L.P. (“WPPXI”), WP IRH Holdings, L.P. (“WPIRH”), Warburg Pincus XI (E&P) Partners – B IRH, LLC (“WPXI-B”), Warburg Pincus Energy (E&P)-A, LP (“WPE-A”), Warburg Pincus Energy (E&P) Partners-A, LP (“WPEP-A”), Warburg Pincus Energy (E&P) Partners-B IRH, LLC (“WPEP-B”), WP Energy Partners IRH Holdings, L.P. (“WPEPIRH”), and WP Energy IRH Holdings, L.P. (“WPEIRH” and collectively with WPXI-A, WPPXI, WPIRH, WPXI-B, WPE-A, WPEP-A, WPEP-B and WPEPIRH, the “Warburg Parties”), EnCap and the Company entered into a voting agreement (the “Voting Agreement”) containing provisions by which the Warburg Parties will have the right to appoint one director to the Board of Directors (the “Board”) of the Company. The Warburg Parties’ right to appoint one director will terminate when the Warburg Parties, in the aggregate, no longer own: (i) 8% of the outstanding Class A Common Stock; or (ii) 10% or more of the outstanding Class A Common Stock as a result of a sale by the Warburg Parties.

The foregoing description of the Voting Agreement is qualified in its entirety by the terms of the Voting Agreement attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Lock-Up Agreement

In connection with the closing of the Purchase Agreement, on January 7, 2021, the Company entered into a Lock-up Agreement (the “Lock-up Agreement”) with the Warburg Parties, pursuant to which the Warburg Parties are restricted for a period of 120 days (the “Lock-up Period”) after January 7, 2021 from offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option, right or warrant to purchase, lending or otherwise transferring or disposing of any shares of Class A Common Stock or any other class of the Company’s capital stock (collectively, “Capital Stock”), or enter into any swap or other agreement, arrangement or transaction that transfers to another any of the economic consequence of ownership of any Capital Stock or any securities convertible into or exercisable or exchangeable for any Capital Stock. The foregoing restrictions will not apply to certain other transfers customarily excepted and any shares of Class A Common Stock acquired by the Warburg Parties in the open market after January 7, 2021.

The foregoing description of the Lock-up Agreement is qualified in its entirety by the terms of the Lock-up Agreement attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

Indemnification Agreement

In connection with the appointment of David S. Habachy to the Board discussed below in Item 5.02, on January 7, 2021, the Company entered into an indemnification agreement with Mr. Habachy (the “Indemnification Agreement”) pursuant to which the Company agreed to indemnify Mr. Habachy in connection with claims brought against him in his capacity as a director of the Company. The Indemnification Agreement also provides, among other things, certain expense advancement rights in legal proceedings so long as Mr. Habachy undertakes to repay the advancement if it is later determined that he is not entitled to be indemnified.

The foregoing description of the Indemnification Agreement is qualified in its entirety by the terms of the form of Indemnification Agreement included with this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 7, 2021, pursuant to the closing of the Purchase Agreement, among other things, EEH completed the Acquisition for the Cash Consideration and the Acquisition Shares.

Item 3.02 Unregistered Sales of Equity Securities.

The description of the Acquisition and the Acquisition Shares in Item 2.01 above is incorporated in this Item 3.02 by reference.

The shares of Class A Common Stock issued pursuant to the Purchase Agreement were issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2) and/or other exemptions thereunder, as promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Appointment of Class II Director

On January 7, 2021, in connection with the closing of the Purchase Agreement, the Company entered into the Voting Agreement, whereby the Warburg Parties have the right to nominate one director to the Board. The Warburg Parties nominated Mr. David S. Habachy to the Board. The Board appointed Mr. Habachy as a Class II director to hold office until the Company’s annual meeting of stockholders in 2023 and the election of his successor.

David S. Habachy, age 45, has been a Managing Director at Warburg Pincus, LLC since August 2017 and is a member of the firm’s energy team. From August 2008 through July 2017, Mr. Habachy was employed by Kayne Anderson and most recently served as a Managing Director and member of its Investment Committee. Additionally, while at Kayne Anderson, Mr. Habachy served on numerous boards of oil and gas upstream E&P and midstream companies in the U.S. and Canada from 2008 to 2017. Prior to 2008, Mr. Habachy spent 10 years in asset management, operations and consulting in the upstream E&P business, starting his petroleum engineering career at Arco/Vastar in 1998. He serves on the board of directors of Ridge Runner Resources, LLC; Stronghold Energy II Holdings, LLC; Trident Energy GP, Ltd.; and Tall City Exploration III LLC. Mr. Habachy currently serves on the Investment Committee Board for Memorial Hermann Health System and is a board member of the Houston Producers’ Forum. Mr. Habachy holds a B.S. in chemical engineering and an MBA degree with George Kozmetsky highest honors distinction from The University of Texas at Austin.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On January 7, 2021, as part of the closing of the Purchase Agreement, the Board approved an amendment (the “Amendment”) to Company’s Code of Business Conduct and Ethics which provides Warburg Pincus, LLC and its affiliates (“Warburg”) with a waiver of certain corporate opportunities in other investments by Warburg. The Amendment was agreed to in connection with the Voting Agreement.

The foregoing description of the Code is qualified in its entirety by reference to the full text of the Code included with this Current Report on Form 8-K as Exhibit 14 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 7, 2021, the Company issued a press release announcing the consummation of the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto.

On January 7, 2021, the Company posted to its website a company presentation (the “Presentation Materials”) that management intends to use from time to time. The Company may use the Presentation Materials, possibly with modifications, in presentations to current and potential investors, lenders, creditors, vendors, customers and others with an interest in the Company and its business.

The information contained in the Presentation Materials is summary information that should be considered in the context of the Company’s filings with the SEC and other public announcements that the Company may make by press release or otherwise from time to time. The Presentation Materials speak as of the date of this Current Report on Form 8-K. While the Company may elect to update the Presentation Materials in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, the Company specifically disclaims any obligation to do so. The Presentation Materials are furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1 and Exhibit 99.2, that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by this Item 9.01 and Regulation S-X will be filed by an amendment to this Form 8-K. The amendment will be filed with the SEC no later than 71 calendar days after the date this Form 8-K is required to be filed with the SEC.
(b) Pro forma financial information.

The pro forma financial information required by this Item 9.01 and Regulation S-X will be furnished by an amendment to this Form 8-K. The amendment will be filed with the SEC no later than 71 calendar days after the date this Form 8-K is required to be filed with the SEC.

(d) Exhibits.
The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
2.1*
Purchase and Sale Agreement dated as of December 17, 2020, by and among Earthstone Energy, Inc., Earthstone Energy Holdings, LLC, Independence Resources Holdings, LLC and Independence Resources Manager, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant with the SEC on December 22, 2020).

10.1	Registration Rights Agreement dated January 7, 2021, by and among Earthstone Energy, Inc., Independence Resources Holdings, LLC and the Persons identified on Schedule I thereto.
10.2
Voting Agreement dated January 7, 2021, by and among Earthstone Energy, Inc., EnCap Investments L.P., Warburg Pincus Private Equity (E&P) XI – A, L.P., Warburg Pincus XI (E&P) Partners – A, L.P., WP IRH Holdings, L.P., Warburg Pincus XI (E&P) Partners – B IRH, LLC, Warburg Pincus Energy (E&P)-A, LP, Warburg Pincus Energy (E&P) Partners-A, LP, Warburg Pincus Energy (E&P) Partners-B IRH, LLC, WP Energy Partners IRH Holdings, L.P., and WP Energy IRH Holdings, L.P.

10.3
Lock-up Agreement dated January 7, 2021, by and among Earthstone Energy, Inc., Warburg Pincus Private Equity (E&P) XI – A, L.P., Warburg Pincus XI (E&P) Partners – A, L.P., WP IRH Holdings, L.P., Warburg Pincus XI (E&P) Partners – B IRH, LLC, Warburg Pincus Energy (E&P)-A, LP, Warburg Pincus Energy (E&P) Partners-A, LP, Warburg Pincus Energy (E&P) Partners-B IRH, LLC, WP Energy Partners IRH Holdings, L.P., and WP Energy IRH Holdings, L.P.

10.4	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed by the Registrant with the SEC on December 29, 2014).
14	Code of Business Conduct and Ethics.
99.1	Press Release dated January 7, 2021.
99.2	Presentation Materials dated January 7, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules, annexes or exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but will be furnished supplementally to the SEC upon request.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date:	January 13, 2021	By:	/s/ Tony Oviedo
Tony Oviedo
Executive Vice President - Accounting and Administration